[Logo Omitted]

                                  VAN ECK FUNDS
                               GLOBAL LEADERS FUND

ADVISER
VAN ECK ASSOCIATES CORP.
99 Park Avenue, 8th Floor
New York, New York 10016

SUB-ADVISER
FIDUCIARY INTERNATIONAL, INC.
Two World Trade Center
New York, New York 10048-0772

DISTRIBUTOR
VAN ECK SECURITIES CORP.
99 Park Avenue, 8th Floor
New York, New York 10016

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
DST SYSTEMS INC.
210 West 10th Street, 8th Floor
Kansas City, Missouri 64105

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                         PROXY STATEMENT -- PLEASE VOTE!

TIME IS OF THE ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Van Eck Funds (the "Trust") will hold a special meeting of shareholders of Global Leaders Fund, (the "Fund") on September 28, 2001. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the process and the proposal.

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the proposal included in this Proxy Statement. You have a right to vote on such a proposal.

HOW DO I VOTE MY SHARES?

You may vote by telephone using the toll free number on your proxy card. You may also vote in person at the meeting or by completing and returning the enclosed Proxy Card.

1. If you choose to help save the Fund's time and postage costs by voting by telephone, please don't return your Proxy Card.

2. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

3. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" the proposal.

WHAT ARE THE ISSUES?

You are being asked to approve a new sub-advisory agreement between the Trust, Van Eck Associates Corp. and Fiduciary International, Inc. ("the Sub-Adviser"), its sub-adviser.

WHY MUST THE TRUST ENTER INTO A NEW SUB-ADVISORY AGREEMENT?

The Sub-Adviser acts as sub-adviser to the Fund pursuant to a contract with the Trust dated October 30, 1993 (the "Current Sub-Advisory Agreement"). On October 25, 2000, Fiduciary Trust Company International ("FTCI"), the parent of the Sub-Adviser, and Franklin Resources, Inc. (operating as Franklin Templeton) ("Franklin Resources") announced an agreement whereby Franklin Resources will acquire FTCI, subject to obtaining required approvals, in the second quarter of calendar year 2001. Under the Investment Company Act of 1940 (the "Investment Company Act"), this change in ultimate ownership of the Sub-Adviser requires the Trust to enter into a new sub-advisory agreement with the Sub-Adviser (the "New Sub-Advisory Agreement").

WHY AM I BEING ASKED TO APPROVE THE NEW SUB-ADVISORY AGREEMENT?

The New Sub-Advisory Agreement is in substance identical to the Current Sub-Advisory Agreement, and the changes in the ownership structure of the Sub-Adviser are not expected to affect the portfolio management of the Funds. The sole change removes the requirement that the relationship between the Fund and the Sub-Adviser be exclusive. These changes, however, constitute an "assignment" of the current Sub-Advisory Agreement with the Trust under the Investment Company Act. An assignment results in the termination of the Current Sub-Advisory Agreement. Accordingly, in order to ensure continuity of sub-advisory services provided to the Funds by the Sub-Adviser, a new sub-advisory agreement between the Trust and the Sub-Adviser must be approved by the Fund's shareholders.

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             AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES HAS
          UNANIMOUSLY APPROVED THE PROPOSAL. THE BOARD RECOMMENDS THAT
      YOU READ THE ENCLOSED MATERIALS CAREFULLY AND VOTE FOR THE PROPOSAL.
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                                        2

                                  VAN ECK FUNDS
                               GLOBAL LEADERS FUND
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                          (212) 687-5200 (800) 826-2333

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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 28, 2001
--------------------------------------------------------------------------------

A special meeting of the shareholders of the Global Leaders Fund (the "Fund"), a series of Van Eck Funds (the "Trust"), will be held at the offices of the Fund's investment adviser, Van Eck Associates Corp., located at 99 Park Avenue 8th Floor, New York, New York, at 8:00 a.m. (Eastern time), on September 28, 2001. At the meeting, shareholders will be asked:

      (1) To consider and act upon a proposal to approve a new sub-advisory agreement between the Trust, Van Eck Associates Corp. and Fiduciary International, Inc.; and

      (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed July 19, 2001, as the record date for determination of shareholders entitled to vote at the meeting.

                                         By Order of the Board of Trustees,


                                         /s/ THOMAS H. ELWOOD
                                         --------------------
                                         Thomas H. Elwood
                                         Secretary

                                         July 20, 2001


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YOU CAN HELP THE FUND AVOID THE  NECESSITY  AND  EXPENSE  OF  SENDING  FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                  VAN ECK FUNDS
                               GLOBAL LEADERS FUND
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                          (212) 687-5200 (800) 826-2333

ABOUT THE PROXY SOLICITATION AND THE MEETING

     The enclosed proxy is solicited from the shareholders of the Global Leaders Fund (the "Fund") on behalf of the Board of Trustees (the "Board" or "Trustees") of Van Eck Funds (the "Trust"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on September 28, 2001, at the offices of the Fund's investment adviser, Van Eck Associates Corp. ("Van Eck Associates"), located at 99 Park Avenue, 8th Floor, New York, New York, at 8:00 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting"). This Proxy Statement and the enclosed proxy card are expected to be mailed on or about, July 30, 2001 to shareholders of record at the close of business on July 19, 2001 (the "Record Date").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fiduciary International Inc., the Fund's sub-adviser (the "Sub-Adviser"). In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone or otherwise. Any telephone solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Sub-Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The Board has reviewed and approved the proposed sub-advisory agreement with the Trust and recommends that the shareholders approve the proposed sub-advisory agreement. The purpose of the Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

     The following table sets forth the number of shares of beneficial interest outstanding on the Record Date and the aggregate dollar value of those shares:

            FUND            NUMBER OF SHARES           DOLLAR VALUE OF SHARES
            ----           ------------------          ----------------------
     Global Leaders - A      2,358,355.8870                 $16,548,448
     Global Leaders - B        467,314.3000                  $3,198,670


     The Trust's annual report, which was previously mailed to shareholders, includes audited financial statements for the Fund for the fiscal year ended December 31, 2000. THE TRUST WILL PROMPTLY PROVIDE, WITHOUT CHARGE AND UPON REQUEST, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, A COPY OF THE FUND'S ANNUAL REPORT. REQUESTS FOR AN ANNUAL REPORT FOR THE FUND MAY BE MADE BY WRITING TO THE TRUST'S PRINCIPAL EXECUTIVE OFFICES OR BY CALLING THE TRUST AT 1-800-826-2333. THE TRUST'S PRINCIPAL ADMINISTRATIVE OFFICES ARE LOCATED AT VAN ECK FUNDS, 99 PARK AVENUE, NEW YORK, NEW YORK 10016.

                              PROPOSAL #1: APPROVAL
                          OF THE SUB-ADVISORY AGREEMENT

     The Sub-Adviser, located at Two World Trade Center, New York, New York, has served as sub-adviser to the Fund since October 30, 1993. The Sub-Adviser is a wholly-owned subsidiary of Fiduciary Investment Corporation ("FIC"), which in turn is a wholly-owned subsidiary of Fiduciary Trust Company International ("FTCI"), a New York state-chartered bank located at Two World Trade Center, New York, New York, and specializing in sub-management activities. The Sub-Adviser conducts sub-research and makes investment decisions for the Fund pursuant to its existing sub-advisory agreement with the Trust dated October 30, 1993 (the "Current Sub-Advisory Agreement").

     On October 25, 2000, Franklin Resources, Inc. (operating as Franklin Templeton) ("Franklin Resources") and FTCI announced the signing of a definitive agreement under which Franklin Resources will acquire FTCI in an all-stock transaction valued at approximately $825 million. The transaction, which is subject to shareholder and regulatory approvals and other customary closing conditions, is expected to be completed in the second quarter of calendar year 2001. Both FTCI and Franklin Resources have structured this transaction to ensure continuity of client relationships and of each firm's distinct investment processes in order to establish a combined enterprise with a solid global platform.

     The Sub-Adviser has advised the Board of Trustees and the Fund that the changes in the ownership structure of FTCI, FIC and the Sub-Adviser are not expected to affect the portfolio management of the Fund. However, these changes constitute an "assignment" of the Current Sub-Advisory Agreement under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which will result in a termination of the Current Sub-Advisory Agreement. Accordingly, to ensure the continuity of sub-advisory services provided to the Fund, a new sub-advisory agreement between the Sub-Adviser and the Trust (the "New Sub-Advisory Agreement") is proposed to be approved by a majority of the Fund's shareholders.

     The New Sub-Advisory Agreement under which the Fund will operate after the ownership change is in substance identical to the Current Sub-Advisory Agreement under which the Fund currently operates, except that it removes the requirement that the relationship between the Fund and the Sub-Adviser be exclusive. The services provided by the Sub-Adviser after the ownership change will be identical to the services currently provided by the Sub-Adviser. The Sub-Adviser has advised the Board of Trustees that it believes that there will be no reduction in the quality of any of the services presently furnished by the Sub-Adviser. AS DESCRIBED BELOW, THE PROPOSED NEW SUB-ADVISORY AGREEMENT DOES NOT ALTER THE RATE OF SUB-ADVISORY COMPENSATION PRESENTLY PAYABLE TO THE SUB-ADVISER BY THE ADVISER OR FUND.

     If approved by the Fund's shareholders at the Meeting, the New Sub-Advisory Agreement will remain in effect until May 1, 2002, unless terminated as described below. The Current Sub-Advisory Agreement has not been approved by the Fund's shareholders since the agreement was approved by the initial shareholder in connection with the organization of the Trust.

INFORMATION CONCERNING THE SUB-ADVISER

     The Sub-Adviser provides sub-advisory services for U.S. and international clients. In addition to the Fund, the Sub-Adviser acts as a sub-adviser to the following registered investment companies: Franklin Global Trust, FTI Fund and Davis International Total Return Fund.

     The following table sets forth information relating to the registered investment companies for which the Sub-Adviser acts as sub-adviser that have similar investment objectives as the Fund:

                             APPROXIMATE NET ASSETS
INVESTMENT COMPANY          ANNUAL ADVISORY FEES (1)      AT FEBRUARY 16, 2001
--------------------        ------------------------     -----------------------
Davis International         0.50% of net assets not             $27,945,000
Total Return Fund (2)       in excess of $250 million,
                            0.45% of net assets in
                            excess of $250 million but
                            not exceeding $500 million
                            and 0.40% of net assets in
                            excess of $500 million

(1) For purposes of calculating the annual advisory fees, net assets shall mean average daily net assets of the Fund.
(2) The Sub-Adviser advises the fund pursuant to a sub-advisory agreement with Davis Selected Advisers, L.P., the sub-adviser of the fund, which appointed the Sub-Adviser as portfolio manager.

     The following table sets forth the name, title and principal occupation of the principal executive officers and each director of the Sub-Adviser.

NAME*                  TITLE WITH THE SUB-ADVISER   PRESENT PRINCIPAL OCCUPATION
-----                  --------------------------   ----------------------------
James C. Goodfellow    President                    Vice Chairman of FTCI

Anne M. Tatlock        Chairman and Director        Chairman and Chief
                                                    Executive Officer of FTCI

Christine M. Ferrante  Treasurer                    Senior Vice President
                                                    and Comptroller of FTCI

Carol K. Demitz        Director                     Senior Vice President,
                                                    Chief Corporate Counsel
                                                    and Secretary of FTCI

William Y. Yun         Director                     Director and President of
                                                    FTCI

* The address of the principal executive officer and each director is Two World Trade Center, New York, New York 10048-0772.

  Mr. Jeremy Biggs, a Vice Chairman of FTCI, presently serves as a Trustee of the Trust.

TERMS OF THE NEW SUB-ADVISORY AGREEMENT

     A copy of the form of the New Sub-Advisory Agreement is set forth as Exhibit A. Set forth below is a summary of the terms of that agreement. As discussed above, the proposed New Sub-Advisory Agreement is in substance identical to the Current Sub-Advisory Agreement under which the Fund currently operates, except that it removes the requirement that the relationship between the  Fund  and  the  Sub-Adviser  be  exclusive.  THE  FEE  RATE  UNDER  THE NEW
SUB-ADVISORY AGREEMENT IS IDENTICAL TO THE FEE RATE UNDER THE CURRENT SUB-ADVISORY AGREEMENT. Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser agrees to furnish the Fund with investment research and makes investment decisions for the Fund.

     COMPENSATION AND EXPENSES

     The compensation presently payable by the Fund to the Sub-Adviser will remain the same under the proposed New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. For the fiscal year ended December 31, 2000, the Fund paid the Sub-Adviser a sub-advisory fee at a rate of 0.50% of average daily net assets of the Fund. The total fee paid under this fee rate was $179,102.

     DURATION AND TERMINATION

     The New Sub-Advisory Agreement will remain in effect until May 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Trustees, including a majority of the Independent Trustees or (b) by a majority of outstanding shares of the Fund. The New Sub-Advisory Agreement is not assignable and may be terminated without penalty by the Fund on 60 days' written notice, on 180 days' written notice by The Sub-Adviser or by the vote of the shareholders of the Fund.

TRUSTEES CONSIDERATION AND RECOMMENDATION

     The Trustees who are not "interested persons" as defined in the Investment Company Act (the "Independent Trustees") were notified that FTCI had entered into a definitive agreement with Franklin Resources. Subsequently at a Board meeting held on February 27, 2001, the Trustees received a presentation by the Sub-Adviser on the proposed transaction. The Board approved an interim sub-adviser agreement at that time. For more information on this interim agreement, please see "Interim Sub-Adviser Agreement" below.

     On April 24, 2001 the Board of Trustees met to consider the Sub-Adviser's presentation and the approval of the New Sub-Advisory Agreement between the Trust, Van Eck Associates and the Sub-Adviser. At that meeting, the Sub-Adviser gave a presentation and reviewed its investment strategy and objectives for the Fund. The Independent Trustees met in executive session with their counsel to consider the New Sub-Advisory Agreement.

     In its consideration of the New Sub-Advisory Agreement, the Board of Trustees received information both at the February and April meetings relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by the Sub-Adviser, (b) comparative data with respect to the advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of the Fund as compared to funds with similar objectives, (d) the performance of the Fund as compared to such comparable funds, and (e) information about the services to be performed and the personnel performing such services under the Current and the New Sub-Advisory Agreement.

     The Board also considered the representations by Franklin Resources and FTCI that: (a) there will be no change in the sub-advisory services provided to the Fund after the ownership change; (b) the cost of the shareholder meeting and solicitation will be borne by the Sub-Adviser; (c) there will be no change in the organizational structure of the Sub-Adviser for at least three years; (d) Franklin Resources has no plans to change the Sub-Adviser's investment staff after the acquisition and will put in place various steps to retain and motivate the Sub-Adviser's staff; (e) FTCI will operate as an independent subsidiary of Franklin Resources for at least three years; (f) Franklin Resources does not anticipate that the cash available to support the operations of the Sub-Adviser and the Fund will be reduced as a result of the acquisition; (g) Franklin Resources believes that the combined organization will have a deeper pool of capital and resources; and (h) mutual funds are at the core of Franklin Resources' business.

     The Independent Trustees were advised by counsel in connection with their review of the New Sub-Advisory Agreement for the Fund. After considering the factors stated above, the Board of Trustees, including the Independent Trustees by unanimous vote, approved the New Sub-Advisory Agreement and recommend that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

INTERIM SUB-ADVISORY AGREEMENT

     As an interim measure to avoid any lapse in sub-advisory services to the Fund as a consequence of the FTCI/Franklin Resources transaction, the Board also has approved an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Fund and the Sub-Adviser.

     If the proposed transaction closes prior to the Fund's shareholders approving the New Sub-Advisory Agreement, the Sub-Adviser will continue to provide sub-advisory services to the Fund, and all compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in interest-bearing escrow accounts. If the shareholders of the Fund thereafter approve the New Sub-Advisory Agreement, the amount held in the escrow accounts, plus interest, will be paid to the Sub-Adviser. If shareholders of each Fund do not approve the New Sub-Advisory Agreement, the Sub-Adviser will receive the lesser of the costs incurred in performing its services under the New Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned. The Interim Sub-Advisory Agreement is not being voted upon by shareholders.

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is currently entitled to one vote for each share (and a fractional vote for each fractional share thereof), irrespective of the portfolio or class of such shares. Under both the Investment Company Act and the Declaration of Trust, the term "Majority Shareholder Vote" of the Fund means favorable vote of: (a) 67% or more of the outstanding votes of the Fund present at the Meeting, if 50% or more of the outstanding votes of the Fund are present or represented by proxy; or (b) the vote of more than 50% of the outstanding votes of the Fund, whichever is less. A Majority Shareholder Vote of the Fund is required to approve Proposal 1.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and un-revoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

     In order to hold the Meeting, a "quorum" must be present. A quorum is present if the holders of at least one-half of the votes entitled to be cast are represented at the meeting, either in person or by proxy.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 1.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes entitled to be cast present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE TRUSTEES

     At the close of business on the Record Date, officers and trustees of the Trust owned less than 1% of the Fund's outstanding shares except as follows:

                           APPROXIMATE        APPROXIMATE
                             NUMBER OF       DOLLAR VALUE OF      PERCENTAGE
NAME AND ADDRESS           SHARES OWNED       SHARES OWNED           OWNED
----------------          --------------      ------------        ----------
John C. van Eck and           41,719           $293,284.57           1.77%
Mrs. Sigrid van Eck
99 Park Avenue, 8th Floor
New York, NY 10016

    As of the close of business on the Record Date, the persons named in the following table owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds in the amounts indicated:

GLOBAL LEADERS CLASS A


                                 APPROXIMATE      APPROXIMATE
                                   NUMBER OF     DOLLAR VALUE OF   PERCENTAGE OF
NAME AND ADDRESS                 SHARES OWNED     SHARES OWNED      CLASS OWNED
----------------                --------------    ------------      -----------
MLPFS for the sole benefit       125,970.2030       $885,569           5.34%
of its Customers
Attn: Fund Administration
4800 Deer Lake Dr East 3rd fl
Jacksonville, FL 32246-6468

GLOBAL LEADERS CLASS B

                                 APPROXIMATE     APPROXIMATE
                                  NUMBER OF     DOLLAR VALUE OF   PERCENTAGE OF
NAME AND ADDRESS                 SHARES OWNED    SHARES OWNED      CLASS OWNED
----------------                --------------   -------------     -----------
MLPFS for the sole benefit       62,951.4370       $431,844          13.47%
of its Customers
Attn: Fund Administration
4800 Deer Lake Dr East 3rd fl
Jacksonville, FL 32246-6468

     The Sub-Adviser acts as trustee for trust accounts that hold shares of the Fund. The Sub-Adviser has discretionary authority, as trustee of these accounts, to vote the Fund shares held in these trust accounts, without instruction from the beneficiaries thereof.

OFFICERS OF THE TRUST

     The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birth dates of the executive officers of the Trust, and their principal occupations during the last five years, are set forth below:

     NAME                  AGE                 PRINCIPAL OCCUPATIONS
     ----                  ---                 ---------------------

John C. van Eck            85          Chairman of the Board, Trustee and
Chairman                               Director of other investment com-
                                       panies advised, distributed or adminis-
                                       tered by Van Eck Associates

Bruce J. Smith             46          Vice President and Treasurer of other
Vice President                         investment companies advised, distri-
and Treasurer                          buted or administered by Van Eck
                                       Associates

Thomas H. Elwood           53          Vice President and Treasurer of other
Vice President                         investment companies advised, distri-
and Secretary                          buted or administered by Van Eck
                                       Associates

Susan Lashley              46          Vice President of other investment
Vice President                         companies advised, distributed or
                                       administered by Van Eck Associates

                    OTHER MATTERS AND DISCRETION OF ATTORNEYS
                               NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds and the Trust.

--------------------------------------------------------------------------------
               SHAREHOLDERS ARE REQUESTED TO VOTE BY TELEPHONE OR
               COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                     POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------


                                              By Order of the Board of Trustees,


                                                            /s/ THOMAS H. ELWOOD
                                                            --------------------
                                                                Thomas H. Elwood
                                                                       Secretary

July 20, 2001

                                    EXHIBIT A

                        INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the day of , 2001 by and among FIDUCIARY INTERNATIONAL, INC., a Corporation organized under the laws of the State of New York and having its principal place of business in New York, New York (the "Sub-Adviser") and VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Adviser") and VAN ECK FUNDS, a Massachusetts business trust, having its principal place of business in New York, New York (the "Trust").

     WHEREAS, the Trust is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940 ("Advisers Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Trust has retained the Adviser to render management and advisory services to the series of the Trust known as the Van Eck Global Leaders Fund (the "Fund"); and

     WHEREAS, the Adviser has retained the Sub-Adviser to render investment advisory and other services hereunder to the Fund; and

     WHEREAS, the Sub-Adviser is willing to furnish services to the Fund under this investment sub-advisory agreement until a new investment sub-advisory agreement is approved by the trustees of the Trust and the shareholders of the Fund as required by Section 15 of the 1940 Act and the rules and regulations thereunder; and

     WHEREAS, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Sub-Adviser is willing to furnish such services; and

     WHEREAS, the Trust, Adviser and Sub-Adviser desire to comply with the provisions of Rule 15a-4 under the 1940 Act, including subsection (b) thereof; and

     WHEREAS, the Trustees of the Trust, including a majority of those Trustees who are not "interested persons", as that term is defined in the 1940 Act, of the Trust, have found that the scope and quality of services to be provided to the Trust under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Investment Advisory Agreement.

     NOW, THEREFORE, WITNESSETH:

     That it is hereby agreed among the parties hereto as follows:

1.       APPOINTMENT OF SUB-ADVISER.

The Adviser hereby appoints the Sub-Adviser to act as investment advisor to the Fund for the period and on the terms set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. So long as the Sub-Adviser serves as investment advisor to the Fund pursuant to this Agreement the obligation of the Adviser under this Agreement with respect to the Fund shall be, subject in any event to the control of the Trustees of the Trust, to determine and review with Sub-Adviser investment policies of the Fund and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions and placing all orders for the purchase and sale of portfolio securities for the Fund and such other services set forth in Section 2 hereof. The Adviser will compensate the Sub-Adviser of the Fund for its services to the Fund. The Adviser or the Fund, subject to the terms of this Agreement, may terminate the services of the Sub-Adviser at any time in their sole discretion, and the Adviser shall at such time assume the responsibilities of the Sub-Adviser unless and until a successor investment advisor is selected.

2.       DUTIES OF SUB-ADVISER.

The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Trust:

    (a) INVESTMENT PROGRAM. The Sub-Adviser will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust and the Adviser) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Sub-Adviser will provide the services hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the then-current prospectus and statement of additional information which is part of the Trust's Registration Statement filed with the Securities and Exchange Commission, as amended from time to time, copies of which shall be sent to the Sub-Adviser by the Adviser. The Sub-Adviser also will manage, supervise and conduct such other affairs and business of the Trust and matters incidental thereto as the Sub-Adviser and the Trust agree, subject always to the control of the Board of Trustees of the Trust and to the provisions of the Master Trust Agreement of the Trust, and the Trust's By-laws and the 1940 Act. The Sub-Adviser will manage the Fund so that it will qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as it may be amended from time to time; and, with respect to the services provided by the Sub-Adviser under this Agreement, it shall be responsible for compliance with all applicable laws, rules and regulations. Sub-Adviser will adopt procedures reasonably designed to ensure compliance.

    (b) OFFICE SPACE AND FACILITIES. The Sub-Adviser will arrange to furnish office space, all necessary office facilities, simple business equipment, supplies, utilities, and telephone services required for managing the investments of the Fund.

    (c) PERSONNEL. The Sub-Adviser shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Trustees of the Fund for services provided to the Fund (but not any other series of the Trust) if such persons are also employees of the Sub-Adviser or its affiliates, except as otherwise provided herein.

    (d) PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual transaction costs, including without limitation brokerage commissions on portfolio transactions in accordance with this Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to Sub-Adviser or an affiliate of the SubAdviser in respect of accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Sub-Adviser or its affiliates. Nothing in this agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Adviser.

    (e) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and record keeping agent for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and record keeping agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and record keeping agent.

    (f) The Sub-Adviser will monitor on a daily basis the determination by the custodian and record keeping agent for the Fund of the valuation of portfolio securities and other investments of the Fund. The Sub-Adviser will assist the custodian and record keeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Fund for which the custodian and record keeping agent seeks assistance from, or identifies for review by, the Sub-Adviser. The Sub-Adviser shall assist the Board in determining fair value of such securities or assets for which market quotations are not readily available.

    (g) The Sub-Adviser will provide the Trust or the Adviser with copies of all of the Fund's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and record keeping agent for the Trust) as are necessary to assist the Trust and the Adviser to comply with requirements of the 1940 Act and the Advisers Act as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information, reports or investment records and ledgers maintained by the Sub-Adviser in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (h) The Sub-Adviser will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Fund and the issues and securities represented in the Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to the Fund such periodic and special reports as the Trustees or the Adviser may reasonably request.

3.       EXPENSES OF THE TRUST

Except as provided in Paragraph 2(d) above, the Sub-Adviser shall assume and pay all of its own costs and expenses related to providing an investment program for the Fund.

4.       COMPENSATION

    (a) As compensation for the services provided and expenses assumed by the Sub-Adviser under this Agreement, the Adviser will pay to the Sub-Adviser at the end of each calendar month an advisory fee as set forth in Schedule A hereto.

5.       REPRESENTATIONS AND COVENANTS

    (a)  The Adviser hereby represents and warrants as follows:

         (1) That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (2) That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

         (3) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

    (b) The Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         (1) It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (2) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject; and

         (3) It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

         (4) It shall promptly notify the Sub-Adviser upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

    (c)  The Sub-Adviser hereby represents and warrants as follows:

         (1) That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the Rules and regulations thereunder;

         (2) That is has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

         (3) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

    (d) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         (1) It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (2) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject;

         (3) It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

         (4) It shall promptly notify the Adviser upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

6.       TRUST TRANSACTIONS

The Adviser and Sub-Adviser each agrees that neither it nor any of its officers, directors, employees or agents will take any long or short-term position in the shares of the Trust; provided, however, that such prohibition shall not prevent the purchase of shares of the Trust by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available at the time of purchase or as part of the initial capital of the Trust.

7.       RELATIONS WITH TRUST

Subject to and in accordance with the Declaration of Trust and By-Laws of the Trust and the Articles of Incorporation and By-Laws of the Adviser and
Sub-Adviser it is understood (i) that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or otherwise; (ii) that directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and (iii) that the Sub-Adviser (or any such successor) is or may be interested in the Trust as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Declaration of Trust and By-laws.

8.      LIABILITY OF ADVISER, SUB-ADVISER AND OFFICERS AND TRUSTEES OF THE TRUST

Neither the Adviser, Sub-Adviser nor any of their officers, directors, employees, agents or controlling persons or assigns or Trustees or officers of the Trust shall be liable for any error of judgment or law, or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Adviser, Sub-Adviser or such persons against any liability to the Trust or its shareholders to which the Adviser or Sub-Adviser might otherwise be subject by reason of any willful misconduct, gross negligence or actions taken in bad faith in the discharge of its respective obligations and performance of its respective duties under this Agreement.

9.       INDEMNIFICATION

    (a) Notwithstanding Section 8 of the Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (except the Trust), and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Adviser), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Adviser's responsibilities to the Trust which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus or statement of additional information covering the shares of the Fund or any other series, or any amendment thereof or any supplement thereto, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person in writing for inclusion in the Registration Statement or prospectus or statement of additional information; or (2) may be based upon a failure by the Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or
         (3) may be based upon misfeasance or negligence by the Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund, provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

    (b) Notwithstanding Section 8 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser (except the trust), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Adviser), or litigation (including legal and other) expenses to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Sub-Adviser's responsibilities as investment sub-adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by the Sub-Adviser for inclusion in the
         Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof, or any supplement thereto, or, with respect to a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information, the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser, the Trust, or any affiliated person of the Sub-Adviser or Trust by an Adviser Indemnified Person; or
         (2) may be based upon a failure by the Sub-Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Sub-Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund provided however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

    (c) Neither the Adviser nor the Sub-Adviser shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this Section. In case any such action is brought against the Indemnified Person, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifying party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifying party would result in a conflict of interests and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifying party will at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifying party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

10.      DURATION AND TERMINATION OF THE AGREEMENT

    (a) This Agreement shall commence on the date hereof unless terminated as herein provided, this agreement will remain in full force and effect until May 1, 2002 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Trust, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act); of any such party, cast in person at a meeting called for the purpose of voting on such approval.

    (b) This Agreement may be terminated at any time without payment of any penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon ten (10) days' written notice to the Sub-Adviser or (b) by the Adviser or the Sub-Adviser at any time upon sixty (60) days' written notice to the other parties.

    (c) This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.      EXPENSE LIMITATION

The Adviser and Sub-Adviser agree that for any fiscal year of the Fund during which the total of all expenses of the Fund (including investment advisory fees under the investment advisory agreement, but excluding interest, portfolio brokerage commissions and expenses, taxes and extraordinary items) exceeds the lowest expense limitation imposed in any state in which the Fund is then making sales of its shares or in which its shares are then qualified for sale, the
Adviser and Sub-Adviser will each reimburse the Trust for one-half of such expenses not otherwise excluded from reimbursement by this Paragraph 12 to the extent that they exceed such expense limitation but in no event shall such reimbursement exceed the advisory, sub-advisory and administrative fees retained.

12.      MISCELLANEOUS

    (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

 13.     USE OF NAME

    (a) It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Trust and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Trust and the Adviser, the Trust and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

    (b) It is understood that the name Fiduciary International, Inc. any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Trust only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is investment sub-advisor to the Fund. Upon termination of this Agreement, the Trust and Adviser shall forthwith cease to use such name (or derivative or logo).

14.      LIMITATION OF LIABILITY

The term "Van Eck Investment Trust" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Trust dated January 7, 1986 as the same may subsequently thereto have been, or subsequently hereto be amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement of the Trust, acting as such, and neither such authorization or execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the assets and property of the Trust as provided in its Master Trust Agreement.

15.      BINDING AGREEMENT

This Agreement will become binding on the parties hereto upon their execution of the attached Schedule to this Agreement.

              (a)  SCHEDULE A
              (b)  VAN ECK GLOBAL LEADERS FUND

     For the services and facilities to be provided to the Fund by the Sub-Adviser as provided in Paragraph 2 hereof, the Adviser shall pay the Sub-Adviser a fee, payable monthly, at the annual rate of .50 of 1% of the Fund's average daily net assets from the Advisory fee it receives from the Fund, as determined by the Trust or its third party administrator in accordance with procedures established, from time to time, by or under the direction of the Board of Trustees of the Trust. The Trust shall not be liable for the obligation of the Adviser to make payment to the Sub-Adviser.

Witness the due execution hereof effective this ___th day of

________________ 2001.


Attest:                                Fiduciary International Inc.

_____________________________          By:_______________________________
                                            Name:
_____________________________               Title:


Attest:                                Van Eck Funds

_____________________________          By:_______________________________
                                            Name:
_____________________________               Title:

Attest:                                Van Eck Associates Corporation

_____________________________          By:_______________________________
                                            Name:
_____________________________               Title:


--------------------------------------------------------------------------------
               SHAREHOLDERS ARE REQUESTED TO VOTE BY TELEPHONE OR
               COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                     POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 VAN ECK FUNDS
                              GLOBAL LEADERS FUND
                     PROXY FOR SPECIAL SHAREHOLDERS MEETING

                       PLEASE VOTE THIS PROXY CARD TODAY

                          VOTE BY TELEPHONE OR BY MAIL
                         CALL TOLL FREE 1-888-XXX-XXXX
                                       OR
                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE


VAN ECK GLOBAL LEADERS FUND

The undersigned shareholder(s) of the above referenced fund (the "Fund") of Van Eck Funds (the "Trust") hereby appoints Jan van Eck, Thomas H. Elwood and Bruce
J. Smith, and each of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 28, 2001 at 8:00 a.m., and at any adjournment thereof, at the offices of the Fund's Adviser, Van Eck Associates Corp., located at 99 Park Avenue, 8th Floor, New York, New York 10016, as specified on the reverse side of this form, as set forth in the proxy statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies' discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                                                DATE
                                                     ---------------------------

                             IF NOT VOTING BY TELEPHONE, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                             Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of a corporation, please give your title as such.

                             ---------------------------------------------------



                             ---------------------------------------------------
                                    Signature(s) and Titles, if applicable

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.                                           |X|

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                    ---

                                                       FOR   AGAINST   ABSTAIN
1. To approve a new sub-advisory agreement between
   the Trust, Van Eck Associates Corp., and Fiduciary  | |     | |        | |
   International, Inc.